THE HENNESSY
                                  FUNDS, INC.

                                 ANNUAL REPORT
                                 JUNE 30, 1999

                             (HENNESSY FUNDS LOGO)

                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                1 (800) 966-4354
                              Email: ejhmo@aol.com
                   Hennessy Leveraged Dogs Fund Symbol: HDOGX
                      Hennessy Balanced Fund Symbol: HBFBX

                            THE HENNESSY FUNDS, INC.

                                                                     August 1999

Dear Shareholder:

Approaching the beginning of a new millennium causes many people to reflect on their lives and their goals, and here at Hennessy Funds, we are also reflecting on our goals. We started our mutual funds to provide our shareholders a good return on a conservative investment that would allow them to sleep at night, and we feel we are right on track. The present financial atmosphere is overrun with ideas of getting rich overnight, and while getting rich quick is always alluring, it is also usually risky. The Hennessy Balanced and Leveraged Dogs Funds continue their commitment to conservatively growing your assets. As we have said since we began, it is not just what you make on the upside, it is what you don't lose on the downside.

Our investment strategy (employing U.S. Treasury Bills and the "Dogs of the Dow") is designed to limit the amount of volatility inherent in stock market investing. Our Funds benefited from this strategy when the stock markets declined during the calendar quarter ended September 30, 1998. When the markets began their recovery in the quarter ended December 31, 1998, our Funds' holding of U.S. Treasury Bills was a factor limiting appreciation. The "Dogs of the Dow" did not outperform the Dow Jones Industrial Average or the Standard & Poor's Index, but as you will see on the graph on the following page, our Funds' continue to bring in commendable returns.

Thank you for continuing to put your trust and confidence in us. If you have any questions, please do not hesitate to contact our offices at 1-800-966-4354.

Thank you again for making the Hennessy Funds part of your investment portfolio.

Best wishes,

/s/ Neil J. Hennessy

Neil J. Hennessy
President & Portfolio Manager

                             HENNESSY BALANCED FUND

              HENNESSY    DOW JONES      MERRILL LYNCH      STANDARD & POOR'S
              BALANCED    INDUSTRIAL   ONE YEAR TREASURY        500 STOCK
  DATE          FUND       AVERAGE         BILL INDEX             INDEX
--------      --------    ----------   -----------------    -----------------
3/8/96*<F1>   $10,000      $10,000          $10,000              $10,000
6/30/96       $10,180      $10,090          $10,134              $10,329
12/31/96      $11,025      $11,486          $10,452              $11,485
6/30/97       $11,982      $13,797          $10,760              $13,803
12/31/97      $12,460      $14,350          $11,070              $15,263
6/30/98       $13,036      $16,379          $11,380              $17,967
12/31/98      $13,385      $16,952          $11,719              $19,625
6/30/99       $14,290      $20,418          $11,963              $22,055

*<F1>  inception date

This chart assumes an initial investment of $10,000, made on 3/8/96 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                               RATE OF RETURN(%)
                       FOR THE PERIOD ENDED JUNE 30, 1999

                                            ONE YEAR ENDED    SINCE INCEPTION
                                            JUNE 30, 1999          3/8/96
                                            --------------    ---------------
Hennessy Balanced Fund                           9.61%            11.37%
Dow Jones Industrial Average                    24.66%            24.03%
Merrill Lynch One Year Treasury Bill Index       5.12%             5.55%
Standard & Poor's 500 Stock Index               22.76%            26.95%

                          HENNESSY LEVERAGED DOGS FUND

              HENNESSY     DOW JONES      MERRILL LYNCH     STANDARD & POOR'S
              LEVERAGED   INDUSTRIAL    ONE YEAR TREASURY       500 STOCK
  DATE        DOGS FUND     AVERAGE        BILL INDEX             INDEX
--------      ---------   ----------    -----------------   -----------------
7/29/98*<F2>   $10,000      $10,000          $10,000             $10,000
9/30/98        $10,091       $8,815          $10,164              $9,029
12/31/98       $10,016      $10,365          $10,254             $10,951
3/31/99         $9,987      $11,094          $10,358             $11,497
6/30/99        $11,028      $12,485          $10,476             $12,307

*<F2>  inception date

This chart assumes an initial investment of $10,000, made on 7/29/98 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                               RATE OF RETURN(%)
                       FOR THE PERIOD ENDED JUNE 30, 1999
                                                           SINCE INCEPTION
                                                               7/29/98
                                                           ---------------
Hennessy Leveraged Dogs Fund                                    11.18%
Dow Jones Industrial Average                                    27.17%
Merrill Lynch One Year Treasury Bill Index                       5.17%
Standard & Poor's 500 Stock Index                               25.21%

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
                                                                     HENNESSY
                                                      HENNESSY      LEVERAGED
                                                   BALANCED FUND    DOGS FUND
                                                   -------------    ---------
ASSETS:
Investments, at value (cost $21,607,848 and         $24,035,653     $6,958,404
  $6,608,417, respectively)
Receivable from Adviser                                      --         15,731
Income receivable                                        33,917         10,839
Organization costs, net of accumulated amortization      13,058             --
Other assets                                             14,633          7,885
                                                    -----------     ----------
     Total Assets                                    24,097,261      6,992,859
                                                    -----------     ----------
LIABILITIES:
Payable to Adviser                                       16,750             --
Reverse repurchase agreement                                 --      1,538,500
Accrued expenses and other payables                      39,339         31,939
                                                    -----------     ----------
     Total Liabilities                                   56,089      1,570,439
                                                    -----------     ----------
NET ASSETS                                          $24,041,172     $5,422,420
                                                    -----------     ----------
                                                    -----------     ----------
NET ASSETS CONSIST OF:
Capital stock                                       $20,723,714     $5,074,190
Accumulated undistributed net investment income           1,046            151
Accumulated undistributed net realized gains
  (losses) on investments                               888,607         (1,908)
Unrealized net appreciation on investments            2,427,805        349,987
                                                    -----------     ----------
     Total Net Assets                               $24,041,172     $5,422,420
                                                    -----------     ----------
                                                    -----------     ----------
Shares outstanding (100,000,000 shares
  authorized, $.0001 par value)                       1,913,369        506,800
Net asset value per share                           $     12.56     $    10.70
                                                    -----------     ----------
                                                    -----------     ----------
                     See notes to the financial statements.

STATEMENT OF OPERATIONS
FISCAL YEAR ENDED JUNE 30, 1999
                                                                    HENNESSY
                                                   HENNESSY         LEVERAGED
                                                 BALANCED FUND   DOGS FUND*<F3>
                                                 -------------   --------------
INVESTMENT INCOME:
     Dividend income                              $  300,026        $ 41,304
     Interest income                                 585,062          73,645
                                                  ----------        --------
          Total investment income                    885,088         114,949
                                                  ----------        --------
EXPENSES:
     Investment advisory fees                        138,497          14,902
     Administration fees                              30,011          16,500
     Shareholder servicing and accounting costs       55,747          29,517
     Distribution fees                                57,707           6,209
     Custody fees                                      7,459           3,363
     Federal and state registration fees              23,143          20,418
     Professional fees                                23,835           7,802
     Reports to shareholders                           6,049           6,493
     Amortization of organization costs                7,752              --
     Directors' fees and expenses                      2,841           2,000
     Other                                             5,427             899
                                                  ----------        --------
     Total operating expenses before
       interest expense                              358,468         108,103
     Interest expense                                     --          29,152
     Less, expense reimbursement                          --        (108,103)
                                                  ----------        --------
          Net expenses                               358,468          29,152
                                                  ----------        --------
NET INVESTMENT INCOME                                526,620          85,797
                                                  ----------        --------
REALIZED AND UNREALIZED GAINS:
     Net realized gains (losses) on investments    1,109,164          (1,908)
     Change in unrealized appreciation on
       investments                                   477,903         349,987
                                                  ----------        --------
          Net gain on investments                  1,587,067         348,079
                                                  ----------        --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       $2,113,687        $433,876
                                                  ----------        --------
                                                  ----------        --------

*<F3> For the period July 29, 1998 (commencement of operations) through June 30, 1999.

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                    HENNESSY
                                                                    LEVERAGED
                                       HENNESSY BALANCED FUND       DOGS FUND
                                    ---------------------------- --------------
                                     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    JUNE 30, 1999  JUNE 30,1998  JUNE 30, 1999*
                                                                            <F4>
                                    -------------  ------------- --------------
OPERATIONS:
   Net investment income             $   526,620    $   521,543    $    85,797
   Net realized gains (losses)
     on investments                    1,109,164        834,648         (1,908)
   Change in unrealized
     appreciation on investments         477,903        374,793        349,987
                                     -----------    -----------    -----------
   Net increase in net assets
     resulting from operations         2,113,687      1,730,984        433,876
                                     -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income           (528,138)      (519,980)       (85,646)
   From net realized gains              (915,182)      (294,580)            --
                                     -----------    -----------    -----------
                                      (1,443,320)      (814,560)       (85,646)
                                     -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares subscribed     2,560,820      6,284,327      5,322,828
   Shares issued to holders in
     reinvestment of dividends         1,412,416        883,883         85,045
   Cost of shares redeemed            (4,098,397)    (2,227,392)      (333,683)
                                     -----------    -----------    -----------
   Net increase (decrease) in net
     assets resulting from
     capital share transactions         (125,161)     4,940,818      5,074,190
                                     -----------    -----------    -----------
TOTAL INCREASE IN NET ASSETS             545,206      5,857,242      5,422,420

NET ASSETS:
   Beginning of period                23,495,966     17,638,724              0
                                     -----------    -----------    -----------
   End of period (including
     undistributed net investment
     income of $1,046, $2,564 and
     $151, respectively)             $24,041,172    $23,495,966     $5,422,420
                                     -----------    -----------    -----------
                                     -----------    -----------    -----------
CHANGES IN SHARES OUTSTANDING:
   Shares sold                           209,769        520,307        530,459
   Shares issued to holders as
     reinvestment of dividends           118,867         73,694          8,348
   Shares redeemed                      (337,156)      (183,622)       (32,007)
                                     -----------    -----------    -----------
   Net increase (decrease)                (8,520)       410,379        506,800
                                     -----------    -----------    -----------
                                     -----------    -----------    -----------

*<F4> For the period July 29, 1998 (commencement of operations) through June 30, 1999.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                         HENNESSY BALANCED FUND
                                                 -------------------------------------------------------------------------
                                                                                                     MARCH 8, 1996(1)<F5>
                                                  YEAR ENDED        YEAR ENDED       YEAR ENDED            THROUGH
                                                 JUNE 30, 1999     JUNE 30, 1998    JUNE 30, 1997       JUNE 30, 1996
                                                 -------------     -------------    -------------    --------------------
PER SHARE DATA:
     Net asset value, beginning of period            $12.23            $11.67           $10.18              $10.00
     Income from investment operations:
       Net investment income                           0.28              0.29             0.23                0.06
       Net realized and unrealized gains
         on securities                                 0.83              0.73             1.55                0.12
                                                     -------          -------           -------             -------
          Total from investment operations             1.11              1.02             1.78                0.18

     Less Distributions:
       Dividends from net investment income           (0.28)            (0.29)           (0.29)                  --
       Dividends from realized capital gains          (0.50)            (0.17)               --                  --
                                                     -------          -------           -------             -------
          Total distributions                         (0.78)            (0.46)           (0.29)                  --
                                                     -------          -------           -------             -------
     Net asset value, end of period                  $12.56            $12.23           $11.67              $10.18
                                                     -------          -------           -------             -------
                                                     -------          -------           -------             -------
TOTAL RETURN                                           9.61%            8.80%            17.70%               1.80%(2)<F6>

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, in thousands, end of period         $24,041          $23,496           $17,639             $6,866
     Ratio of net expenses to average net assets:
       Before expense reimbursement                    1.55%            2.39%             2.48%               4.04%(3)<F7>
       After expense reimbursement                     1.55%            1.64%             1.90%               1.90%(3)<F7>
     Ratio of net investment income to
     average net assets:
       Before expense reimbursement                    2.28%            1.69%             1.84%               0.85%(3)<F7>
       After expense reimbursement                     2.28%            2.44%             2.41%               2.99%(3)<F7>
     Portfolio turnover rate                          28.92%           23.24%            20.01%                 --(4)<F8>

(1)<F5>   Commencement of operations.
(2)<F6>   Not annualized.
(3)<F7>   Annualized.
(4)<F8> For the period March 8, 1996 through June 30, 1996, there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                             HENNESSY
                                                            LEVERAGED
                                                            DOGS FUND
                                                       --------------------
                                                       JULY 29, 1998(1)<F9>
                                                             THROUGH
                                                          JUNE 30, 1999
                                                       --------------------
PER SHARE DATA:
     Net asset value, beginning of period                     $10.00
     Income from investment operations:
       Net investment income                                    0.31
       Net realized and unrealized gains on securities          0.70
                                                              ------
          Total from investment operations                      1.01
     Less Distributions:
       Dividends from net investment income                    (0.31)
       Dividends from realized capital gains                      --
                                                              ------
          Total distributions                                  (0.31)
                                                              ------
     Net asset value, end of period                           $10.70
                                                              ------
                                                              ------
TOTAL RETURN                                                 10.28%(2)<F10>

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, in thousands, end of period                  $5,422
     Ratio of net expenses to average net assets:
       Before expense reimbursement                           4.35%(3)  (4)
                                                                   <F11><F12>
       After expense reimbursement                               --%(3)  (4)
                                                                   <F11><F12>
     Ratio of interest expense to average net assets          1.17%
     Ratio of net investment income to average net assets:
       Before expense reimbursement                          (0.90%)(3)<F11>
       After expense reimbursement                            3.45%(3)<F11>
     Portfolio turnover rate                                     --%(5)<F13>

(1)<F9>   Commencement of operations.
(2)<F10>  Not annualized.
(3)<F11>  Annualized.
(4)<F12> For the period ended June 30, 1999, the ratio of operating expenses to average net assets excludes interest expense. The ratio before and after expense reimbursement, including interest expense, would be 5.52% and 1.17%, respectively.
(5)<F13> For the period July 29, 1998 through June 30, 1999, there were no sales of securities other than short-term securities which are not factored into this calculation.

                     See notes to the financial statements.

HENNESSY BALANCED FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1999

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----
             COMMON STOCKS -- 50.9%
             AUTOMOBILES & TRUCKS -- 4.7%
     9,068   Delphi Automotive Systems Corporation                $   168,325
    14,700   General Motors Corporation                               970,200
                                                                  -----------
                                                                    1,138,525
                                                                  -----------
             BANK & BANK HOLDING COMPANY -- 5.5%
     9,425   J.P. Morgan and Co. Incorporated                       1,324,212
                                                                  -----------
             CAPITAL GOODS -- 4.5%
    18,100   Caterpillar, Inc.                                      1,086,000
                                                                  -----------
             CHEMICALS -- 5.1%
    17,100   E. I. du Pont de Nemours and Company                   1,168,144
     1,375   Union Carbide Corporation                                 67,031
                                                                  -----------
                                                                    1,235,175
                                                                  -----------
             CONSUMER DURABLES -- 3.5%
    12,250   Eastman Kodak Company                                    829,937
                                                                  -----------
             ENERGY -- 9.0%
    12,800   Chevron Corporation                                    1,218,400
    12,325   Exxon Corporation                                        950,566
                                                                  -----------
                                                                    2,168,966
                                                                  -----------
             FOOD, BEVERAGE & TOBACCO -- 4.6%
    27,450   Philip Morris Companies, Inc.                          1,103,147
                                                                  -----------
             MANUFACTURING -- 5.1%
    13,950   Minnesota Mining and Manufacturing Company             1,212,778
                                                                  -----------
             PAPER & FOREST PRODUCTS -- 2.8%
    13,400   International Paper Company                              676,700
                                                                  -----------
             RETAIL -- 0.7%
     3,550   Sears, Roebuck and Co.                                   158,197
                                                                  -----------
             RUBBER & TIRES -- 3.7%
    15,250   Goodyear Tire & Rubber Company                           896,890
                                                                  -----------
             TELECOMMUNICATIONS -- 1.7%
     7,276   AT&T Corporation                                         406,092
                                                                  -----------
             TOTAL COMMON STOCKS (Cost $9,795,232)                 12,236,619
                                                                  -----------

 PRINCIPAL
  AMOUNT                                                              VALUE
 ---------                                                            -----
             SHORT-TERM INVESTMENTS -- 49.1%
             U.S. GOVERNMENT -- 44.7%
             U.S. Treasury Bills:
$1,104,000   5.02%, 7/22/99                                         1,100,814
 1,165,000   4.74%, 8/19/99                                         1,157,580
   625,000   4.65%, 9/16/99                                           618,864
   610,000   4.70%, 10/14/99                                          601,745
   273,000   4.81%, 11/12/99                                          268,183
   443,000   4.78%, 1/06/00                                           432,046
   522,000   4.62%, 2/03/00                                           507,652
 1,292,000   4.70%, 3/02/00                                         1,251,201
 2,192,000   4.73%, 3/30/00                                         2,114,373
 1,618,000   4.66%, 4/27/00                                         1,555,770
 1,182,000   4.72%, 5/25/00                                         1,131,662
                                                                  -----------
                                                                   10,739,890
                                                                  -----------
             VARIABLE RATE DEMAND NOTES#<F14> -- 4.4%
   696,460   General Mills, Inc., 4.83%                               696,460
   130,678   Sara Lee Corporation, 4.82%                              130,678
   104,167   Wisconsin Electric Power Co., 4.70%                      104,167
   127,839   American Family Financial Services, Inc., 4.70%          127,839
                                                                  -----------
                                                                    1,059,144
                                                                  -----------
             TOTAL SHORT-TERM INVESTMENTS (Cost $11,812,616)       11,799,034
                                                                  -----------
             TOTAL INVESTMENTS -- 100.0%  (Cost $21,607,848)       24,035,653
                                                                  -----------
             Other Assets and Liabilities, Net -- (0.0%)                5,519
                                                                  -----------
             NET ASSETS -- 100.0%                                 $24,041,172
                                                                  -----------
                                                                  -----------

#<F14> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

                     See notes to the financial statements.

HENNESSY LEVERAGED DOGS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1999

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----
             COMMON STOCKS -- 75.1%
             AUTOMOBILES & TRUCKS -- 6.3%
     2,848   Delphi Automotive Systems Corporation                $    52,866
     4,400   General Motors Corporation                               290,400
                                                                  -----------
                                                                      343,266
                                                                  -----------
             BANK & BANK HOLDING COMPANIES -- 8.8%
     3,400   J.P. Morgan and Co. Incorporated                         477,700
                                                                  -----------
             CAPITAL GOODS -- 8.4%
     7,575   Caterpillar, Inc.                                        454,500
                                                                  -----------
             CHEMICALS -- 8.1%
     6,425   E. I. du Pont de Nemours and Company                     438,908
                                                                  -----------
             CONSUMER DURABLES -- 6.6%
     5,250   Eastman Kodak Company                                    355,687
                                                                  -----------
             ENERGY -- 15.4%
     4,575   Chevron Corporation                                      435,483
     5,175   Exxon Corporation                                        399,122
                                                                  -----------
                                                                      834,605
                                                                  -----------
             FOOD, BEVERAGE & TOBACCO -- 6.0%
     8,075   Philip Morris Companies, Inc.                            324,514
                                                                  -----------
             MANUFACTURING -- 7.6%
     4,750   Minnesota Mining and Manufacturing Company               412,953
                                                                  -----------
             PAPER & FOREST PRODUCTS -- 0.8%
       875   International Paper Company                               44,187
                                                                  -----------
             RETAIL -- 0.3%
       400   Sears, Roebuck and Co.                                    17,825
                                                                  -----------
             RUBBER & TIRES -- 6.8%
     6,300   Goodyear Tire & Rubber Company                           370,519
                                                                  -----------
             TOTAL COMMON STOCKS (Cost $3,724,677)                  4,074,664
                                                                  -----------
             SHORT-TERM INVESTMENTS -- 53.2%
             U.S. GOVERNMENT -- 48.0%
             U.S. Treasury Bills:
 2,600,000   4.22%, 7/01/99 *<F16>                                $ 2,600,000
                                                                  -----------
             VARIABLE RATE DEMAND NOTES#<F15> -- 5.2%
   101,148   Wisconsin Corporation Central
               Credit Union, 4.89%                                    101,148
    85,628   Warner-Lambert Co., 4.70%                                 85,628
    12,790   American Family Financial Services,
               Inc., 4.70%                                             12,790
    84,174   Wisconsin Electric Power Co., 4.70%                       84,174
                                                                  -----------
                                                                      283,740
                                                                  -----------
             TOTAL SHORT-TERM INVESTMENTS (Cost $2,883,740)         2,883,740
                                                                  -----------
             TOTAL INVESTMENTS -- 128.3%  (Cost $6,608,417)         6,958,404
                                                                  -----------
             Other Liabilities and Assets, Net -- (28.3%)          (1,535,984)
                                                                  -----------
             NET ASSETS -- 100.0%                                 $ 5,422,420
                                                                  -----------
                                                                  -----------

#<F15> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.
*<F16> Collateral or partial collateral for securities sold subject to repurchase.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 1999

1).  ORGANIZATION
     The Hennessy Funds, Inc., organized as a Maryland corporation on January 11, 1996, consists of two separate portfolios: The Hennessy Funds, Inc. --
Hennessy Balanced Fund (the "Balanced Fund") and   The Hennessy Funds, Inc. --
Hennessy Leveraged Dogs Fund (the "Leveraged Dogs Fund"). Both funds are open-end, non-diversified companies registered under the Investment Company Act of 1940, as amended. The investment objectives and organization costs of The Hennessy Funds, Inc. are set forth below.

     The objectives of the Hennessy Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average. Bi-monthly, the Balanced Fund will determine the ten highest yielding common stocks in the Dow Jones Industrial Average. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Balanced Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the Dow Jones Industrial Average.

     Between the date of organization and the commencement of investment operations on March 8, 1996, the Balanced Fund had no operations other than incurring organizational expenses. These costs aggregated $38,758 and are being amortized over the period of benefit, but not to exceed sixty months from the date the Balanced Fund commenced investment operations.

     The Leveraged Dogs Fund's investment objective is to achieve total return that in the long run will exceed that of the Dow Jones Industrial Average (the "DJIA"). The investment strategy involves borrowing money for investment purposes, and investing approximately one half of the portfolio's assets, including proceeds from borrowing, in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the DJIA. Bi-monthly, the Leveraged Dogs Fund will determine the ten highest yielding common stocks in the DJIA.
All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Leveraged Dogs Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

     Between the date of organization and the commencement of investment operations on July 29, 1998, the Leveraged Dogs Fund had no operations other than incurring organizational expenses. These costs aggregated $31,954 and were absorbed by Hennessy Management Co. 2, L.P. (the "Adviser"). The Leveraged Dogs Fund will not be required to reimburse the Adviser for the organizational expenses.

2).  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.

c). Income and Expenses -- Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually. During the year ended June 30, 1999, The Balanced Fund paid capital gain dividends of $915,182 (taxable as long term capital gains).

e). Security Transactions -- Investment and shareowner transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.

f). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from from those estimates.

3).  REVERSE REPURCHASE AGREEMENTS
     The Leveraged Dogs Fund has entered into reverse repurchase agreements with Paine Webber, Inc., under which the Leveraged Dogs Fund sells securities and agrees to repurchase them at a mutually agreed upon price. For the period ended June 30, 1999, the average daily balance and average interest rate in effect for reverse repurchase agreements was $647,404 and 4.73%, respectively. At June 30, 1999, the interest rate in effect for the outstanding reverse repurchase agreement, scheduled to mature on July 1, 1999, is 4.75% and represented 22.00% of the Leveraged Dogs Fund's total assets.

4).  INVESTMENT TRANSACTIONS
     During the periods ended June 30, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                         HENNESSY            HENNESSY
                                         BALANCED           LEVERAGED
                                           FUND             DOGS FUND
                                         --------           ---------
     Purchases                          $3,460,497          $3,724,681
     Sales                              $3,229,084          $       --

The following balances for the Funds are as of June 30, 1999:

                                         HENNESSY            HENNESSY
                                         BALANCED           LEVERAGED
                                           FUND             DOGS FUND
                                         --------           ---------
     Cost for federal
       income tax purposes             $21,618,776          $6,608,417
     Net tax unrealized
       appreciation                      2,416,877             349,987
     Tax basis gross
       unrealized
       appreciation                      2,529,787             456,336
     Tax basis gross
       unrealized
       depreciation                       (112,910)           (106,349)

     The Leveraged Dogs Fund realized, on a tax basis, post-October losses through June 30, 1999 of $1,908 which are not recognized for tax purposes until the first day of the following fiscal year.

5).  INVESTMENT ADVISORY AND OTHER AGREEMENTS
     The Balanced Fund has entered into an investment advisory agreement with The Hennessy Management Co., L.P. (the "Balanced Fund Adviser"). The Balanced Fund Adviser is a California limited partnership organized on October 24, 1995, for the purpose of becoming the Balanced Fund's investment adviser. The Leveraged Dogs Fund has entered into an investment advisory agreement with The Hennessy Management Co. 2, L.P. (the "Leveraged Dogs Fund Adviser"). The Leveraged Dogs Adviser is a California limited partnership organized on February 2, 1998, for the purpose of becoming the Leveraged Dogs Fund's investment adviser. The general partner of both Advisers is Edward J. Hennessy, Incorporated ("Hennessy"). Hennessy is a registered broker-dealer and investment adviser. Edward J. Hennessy received commissions of $6,815 and $3,451 for transactions related to the purchase and sales of securities held by the Balanced Fund and Leveraged Dogs Fund, respectively, for the period ending June 30, 1999. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of Hennessy.

     Pursuant to the Advisory Agreements, the Balanced Fund Adviser and Leveraged Dogs Fund Adviser are entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of each Funds' average daily net assets.

     The Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.25% of each Funds' average daily net assets. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

     The Leveraged Dogs Fund Adviser has voluntarily agreed to waive its investment advisory fee, waive 12b-1 fees and reimburse the Leveraged Dogs Fund for all operating expenses (excluding interest, taxes, brokerage costs and extraordinary items) for the fiscal year ending June 30, 1999. The Leveraged Dogs Fund Adviser will not seek reimbursement for any waived fees or operating expenses for the fiscal year ending June 30, 1999.

     Firstar Bank Milwaukee, N.A. serves as custodian for the Funds. Firstar Mutual Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Funds.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
The Hennessy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Hennessy Funds, Inc., (comprising, respectively, the Hennessy Balanced Fund and Hennessy Leveraged Dogs Fund), collectively referred to as the "Funds", including the schedules of investments, as of June 30, 1999, and the related statements of operations for the period then ended, statements of changes in net assets for each of the periods presented in the two-year period then ended, and financial highlights for each of the periods presented in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Balanced Fund and Hennessy Leveraged Dogs Fund as of June 30, 1999, the results of its operations for the period then ended, the changes in their net assets for each of the periods presented in the two-year period then ended and the financial highlights for each of the periods presented the four-year period ended then ended, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
July 20, 1999

INVESTMENT ADVISERS
   The Hennessy Management Co., L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

   The Hennessy Management Co. 2, L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER
SERVICING AGENT
   Firstar Mutual Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois  60601